PIA High Yield Fund

Investor Class (PHYSX)

A series of Advisors Series Trust (the “Trust”)

August 31, 2010

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated August 31, 2010

The PIA High Yield Fund (the “Fund”), a series of the Trust, will be offered during an initial offering period which is currently scheduled to begin on August 31, 2010, and end at the close of business (4:00 p.m., Eastern time) on October 28, 2010, subject to extension.

During the Fund’s initial offering period, you may submit your order to purchase Investor Class shares at a price of $10.00 per share with the Fund’s adviser, Pacific Income Advisers, Inc. (“PIA”).  Investment checks should be made payable to “PIA High Yield Fund.”  Checks received during the initial offering period will be securely held by PIA, but will not be cashed and invested in the Fund until at least October 29, 2010.  If you would like to invest via federal wire, please complete an account application as directed in the Fund’s Prospectus to indicate your desire to participate in the initial offering period through federal funds wire.  Federal funds wires can only be accepted on or after October 29, 2010.  Subscriptions received during the Fund’s initial offering period will subsequently be processed by the Fund’s transfer agent on the purchase date, which will be the date on which the Fund commences operations, which is expected to be October 29, 2010.  Applications to purchase shares of the Fund received after the initial offering period will be invested in the Fund at the Fund’s then current net asset value.

The Fund currently expects to commence operations on or about October 29, 2010.  However, the Fund reserves the right to delay the Fund’s commencement of operations and extend the initial offering period upon notice to investors.

You may rescind your order to purchase Investor Class shares of the Fund at any time during the initial offering period by contacting PIA at (310) 255-4411.

To obtain a copy of the Fund’s Summary Prospectus, statutory Prospectus or SAI, please contact the Fund at 1-800-251-1970.

Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.